Exhibit 10.37 TENTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT THIS TENTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT (this “Amendment”) is made effective as of August 25, 2020 (the “Amendment Date”) by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”) and REGULUS THERAPEUTICS INC., a Delaware corporation with offices located at 10628 Science Center Dr., Suite 225, San Diego, California 92121 (“Borrower”). WHEREAS, Collateral Agent, Borrower and Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of June 17, 2016 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows: 1. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement. 2. Section 2.2(b) of the Loan Agreement is hereby amended and restated in its entirety as follows: (b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the last day of the calendar month during which the Funding Date occurs. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule with respect to the Term Loans as set forth on the Amortization Table (as amended from time to time) attached to the Disbursement Letter entered into as of the Effective Date. Notwithstanding the foregoing, Borrower shall make monthly payments of interest only commencing on August 1, 2018, and continuing on the Payment Date of each successive two (2) months thereafter through and including the October 1, 2018. Thereafter, Borrower will resume making consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender in accordance with this Section 2.2(b). Furthermore, notwithstanding the foregoing, Borrower shall make monthly payments of interest only on February 1, 2019 and continuing on the Payment Date of each successive month thereafter through and including (i) April 1, 2021, if the Principal Paydown Event does not occur by April 30, 2021 or (ii) the Payment Date immediately preceding the Second Amortization Date, if the Principal Paydown Event occurs by April 30, 2021. ACTIVE 51650193v1 231002442 v4

If the Principal Paydown Event does not occur by April 30, 2021, then commencing on May 1, 2021 until the occurrence of the Principal Paydown Event on or before July 31, 2021, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule with respect to the Term Loans as set forth on the Amortization Table (as amended from time to time) attached to the Disbursement Letter entered into as of the Effective Date. If the Principal Paydown Event does not occur by July 31, 2021, then commencing on August 1, 2021 and continuing on each successive Payment Date thereafter through and including the Maturity Date, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule with respect to the Term Loans as set forth on the Amortization Table (as amended from time to time) attached to the Disbursement Letter entered into as of the Effective Date. If the Principal Paydown Event does occur: (i) after April 30, 2021 but on or before July 31, 2021, commencing on the first Payment Date after the date of the occurrence of the Principal Paydown Event and continuing on each successive Payment Date thereafter through and including the Payment Date immediately preceding the Second Amortization Date, then Borrower shall make monthly payments of interest only; and (ii) then commencing on the Second Amortization Date, and continuing on each successive Payment Date thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule with respect to the Term Loans as set forth on the Amortization Table (as amended from time to time) attached to the Disbursement Letter entered into as of the Effective Date. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d). 3. Section 13.1 of the Loan Agreement is hereby amended by amending and restating the following definitions therein as follows: “Basic Rate” is with respect to the Term Loans, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the sum of (a) the greater of (i) the thirty (30) day U.S. DOLLAR LIBOR rate reported in The Wall Street Journal on the last Business Day of the month that immediately precedes the month in which the interest will accrue and (ii) forty-four hundredths percent (0.44%) plus (b) Eight and fifty-one hundredths percent (8.51%). Notwithstanding the foregoing, the Basic Rate for the Term A Loans for the period from the Effective Date through and including June 30, 2016 shall be Eight and ninety-six hundredths percent (8.96%). Furthermore, notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a LIBOR Transition Event, Collateral Agent may amend this Agreement to replace the Basic Rate with a LIBOR Replacement Rate; provided, however, that Collateral Agent will provide a written notice of such change to Borrower. Any such amendment with respect to a LIBOR Transition Event will become effective at 5:00 p.m. (Eastern Standard Time) on the third Business Day after Collateral Agent has notified Borrower of such amendment. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party. “Second Amortization Date” means January 1, 2022. 2 ACTIVE 51650193v1 231002442 v4

“Minimum Cash Balance” is (i) Five Million Dollars ($5,000,000.00) if Borrower has not as yet made the full Sanofi License Payment related to the License Amendment Payments described in the clause (ii) of the definition of License Amendment Payments, regardless of whether or not such Sanofi License Payment had become due, and (ii) Three Million Dollars ($3,000,000.00) if Borrower has made the full Sanofi License Payment related to the License Amendment Payments described in the clause (ii) of the definition of License Amendment Payments. “Principal Paydown Event” means the prepayment by Borrower to the Lenders, after August 25, 2020 and on or before July 31, 2021, of an aggregate principal amount of at least Ten Million Dollars ($10,000,000) related to the License Amendment Payments described in clauses (i) and (ii) of the definition of License Amendment Payments in accordance with Section 2.2(d)(iii) of this Agreement. “License Amendment” shall mean that certain Second Amendment to Second Amended and Restated Collaboration and License Agreement dated as of the date hereof by and between Sanofi and Borrower. “License Amendment Payments” shall mean all cash net proceeds received by Borrower pursuant to (i) Section 1 of the License Amendment consisting of sale by Borrower of materials as listed in the Amended Schedule 5.5 of the License Amendment, (ii) Section 6.2 of the First Amendment (as such term is defined in the License Amendment and such section is amended and restated in the License Amendment) consisting of payments payable upon achievement of (a) the successful transfer of additional Mir-21 Fibrosis POC Program Specific materials as listed in the Amended Schedule 5.5 of the License Amendment; and/or (b) achievement of the 10th patient randomized in the HERA Study or Other Fibrosis POC Study, in an aggregate amount in clauses (i) and (ii) of at least $10,000,000. 4. Section 13.1 of the Loan Agreement is hereby further amended by adding the following definitions therein in alphabetical order: “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “LIBOR Replacement Rate” means the sum of: (a) the alternate benchmark rate (which may include SOFR) that has been selected by Collateral Agent giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBOR rate for U.S. dollar-denominated syndicated credit facilities and (b) the LIBOR Replacement Spread; provided that, if the LIBOR Replacement Rate as so determined would be less than zero, the LIBOR Replacement Rate will be deemed to be zero for the purposes of this Agreement. “LIBOR Replacement Spread” means, with respect to any replacement of the Basic Rate, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Collateral Agent giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR rate for U.S. dollar-denominated syndicated credit facilities at such time. “LIBOR Transition Event” means the occurrence of one or more of the following events with respect to the LIBOR rate: 3 ACTIVE 51650193v1 231002442 v4

(1) a public statement or publication of information by or on behalf of the administrator of the LIBOR rate announcing that such administrator has ceased or will cease to provide the LIBOR rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR rate; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBOR rate, a resolution authority with jurisdiction over the administrator for the LIBOR rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBOR rate, which states that the administrator of the LIBOR rate has ceased or will cease to provide the LIBOR rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR rate; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR rate announcing that the LIBOR rate is no longer representative. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website. 5. The Amortization Table attached to the Disbursement Letter dated as of the Effective Date is amended and restated as set forth on the Amortization Table attached as Exhibit A hereto effective upon the occurrence of the Principal Paydown Event. 6. Notwithstanding Section 6 of the Eighth Amendment or any other provision of any Loan Document to the contrary, Collateral Agent’s Lien on Intellectual Property of Borrower shall continue regardless of whether or not Borrower’s payment in full of Sanofi License Payment related to the License Amendment Payments described in the clause (ii) of the definition of License Amendment Payments has been made and neither Collateral Agent nor any Lender shall be required to take any steps, including, without limitation, entering into any amendments to any Loan Documents to limit or release such Lien and Borrower’s Intellectual Property shall continue to be part of Collateral. The parties hereby agree that Section 6 of the Eighth Amendment is hereby made null and void. “Eighth Amendment” is that certain Eighth Amendment to the Loan and Security Agreement, entered into by the Collateral Agent, Lenders and Borrower effective as of May 3, 2019. 7. Limitation of Amendment. a. The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby. b. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 4 ACTIVE 51650193v1 231002442 v4

8. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows: a. Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing; b. Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; c. The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; d. The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower; e. The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; f. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and g. The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof. 5 ACTIVE 51650193v1 231002442 v4

9. Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. 10. Borrower agrees to promptly pay (but in no event in less than 5 Business Days of invoice date) all unpaid Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts. 11. This Amendment shall be deemed effective as of the Amendment Date upon the due execution and delivery to Collateral Agent of this Amendment by each party hereto. 12. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. 13. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California. [Balance of Page Intentionally Left Blank – Signature Pages to Follow] 6 ACTIVE 51650193v1 231002442 v4

DocuSign Envelope ID: 73926B6A-F23B-4434-A71C-31FF56DFE9D1 IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to Loan and Security Agreement to be executed as of the date first set forth above. BORROWER: REGULUS THERAPEUTICS INC. By /s/ Joseph Hagan Name: Title: Joseph Hagan CEO COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By Name: Title: ACTIVE 51650193v1 231002442 v4

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to Loan and Security Agreement to be executed as of the date first set forth above. BORROWER: REGULUS THERAPEUTICS INC. By Name: Title: COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By /s/ Colette H. Featherly Name: Colette H. Featherly    Title: Senior Vice President

EXHIBIT A Amortization Table Please see attached. ACTIVE 51650193v8

Oxford Finance LLC Amortization Table Regulus Total Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $1,007,809.27 5.50% 3rd Amendment Fee: $25,000.00 Fifth Amendment Fee: $25,000.00 Sixth Amendment Fee: $17,000.00 Seventh Amendment Fee: $15,000.00 Eighth Amendment Fee: $650,000.00 Second IO Extension Fee $115,000.00 Amount: 20,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $44,894.25 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $20,000,000.00 Totals $30,378,538.42 $10,378,538.42 $20,000,000.00 Regulus - PI 1.1.22 with 5.1.21 + 6.1.21 + 7.1.21 payments.xlsx Total 8/26/2020 8/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/17 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 8/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/18 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/18 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/18 $20,000,000.00 $982,980.83 $149,647.50 $833,333.33 $19,166,666.67 8/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 9/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 10/1/18 $19,166,666.67 $143,412.19 $143,412.19 $0.00 $19,166,666.67 11/1/18 $19,166,666.67 $1,106,525.93 $148,192.59 $958,333.33 $18,208,333.33 12/1/18 $18,208,333.33 $1,686,680.17 $136,241.58 $1,550,438.60 $16,657,894.74 1/1/19 $16,657,894.74 $1,054,233.90 $128,795.30 $925,438.60 $15,732,456.14 2/1/19 $15,732,456.14 $121,640.01 $121,640.01 $0.00 $15,732,456.14 3/1/19 $15,732,456.14 $109,868.39 $109,868.39 $0.00 $15,732,456.14 4/1/19 $15,732,456.14 $560,335.01 $121,640.01 $438,695.00 $15,293,761.14 5/1/19 $15,293,761.14 $726,933.66 $114,433.66 $612,500.00 $14,681,261.14 6/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/20 $14,681,261.14 $106,189.01 $106,189.01 $0.00 $14,681,261.14 4/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 6/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/21 $14,681,261.14 $102,527.32 $102,527.32 $0.00 $14,681,261.14 4/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/21 $14,681,261.14 $1,239,178.48 $109,850.70 $1,129,327.78 $13,551,933.36 6/1/21 $13,551,933.36 $1,234,108.45 $104,780.67 $1,129,327.78 $12,422,605.58 7/1/21 $12,422,605.58 $1,222,278.37 $92,950.59 $1,129,327.78 $11,293,277.80 8/1/21 $11,293,277.80 $87,317.22 $87,317.22 $0.00 $11,293,277.80 9/1/21 $11,293,277.80 $87,317.22 $87,317.22 $0.00 $11,293,277.80 10/1/21 $11,293,277.80 $84,500.54 $84,500.54 $0.00 $11,293,277.80 11/1/21 $11,293,277.80 $87,317.22 $87,317.22 $0.00 $11,293,277.80 12/1/21 $11,293,277.80 $84,500.54 $84,500.54 $0.00 $11,293,277.80 1/1/22 $11,293,277.80 $2,345,972.78 $87,317.22 $2,258,655.56 $9,034,622.24 2/1/22 $9,034,622.24 $2,328,509.34 $69,853.78 $2,258,655.56 $6,775,966.68 3/1/22 $6,775,966.68 $2,305,975.86 $47,320.30 $2,258,655.56 $4,517,311.12 4/1/22 $4,517,311.12 $2,293,582.45 $34,926.89 $2,258,655.56 $2,258,655.56 5/1/22 $2,258,655.56 $2,275,555.67 $16,900.11 $2,258,655.56 $0.00 5/1/22 Final Payment $1,854,809.27 $1,854,809.27 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01a OF ID: 216050 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $352,733.24 5.50% 3rd Amendment Fee: $8,750.00 Fifth Amendment Fee: $8,750.00 Sixth Amendment Fee: $5,950.00 Seventh Amendment Fee: $5,250.00 Eighth Amendment Fee $227,500.00 Second IO Extension Fee $40,250.00 Amount: 7,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $15,712.99 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $7,000,000.00 Totals $10,632,488.44 $3,632,488.44 $7,000,000.00 Copy of Regulus - Tab 1a PI 1.1.22 with 5.1.21 + 6.1.21 + 7.1.21 payments.xlsx AA01a 8/26/2020 8/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/17 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 8/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/18 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/18 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/18 $7,000,000.00 $344,043.29 $52,376.63 $291,666.67 $6,708,333.33 8/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 9/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 10/1/18 $6,708,333.33 $50,194.27 $50,194.27 $0.00 $6,708,333.33 11/1/18 $6,708,333.33 $387,284.07 $51,867.41 $335,416.67 $6,372,916.67 12/1/18 $6,372,916.67 $590,338.06 $47,684.55 $542,653.51 $5,830,263.16 1/1/19 $5,830,263.16 $368,981.86 $45,078.36 $323,903.51 $5,506,359.65 2/1/19 $5,506,359.65 $42,574.00 $42,574.00 $0.00 $5,506,359.65 3/1/19 $5,506,359.65 $38,453.94 $38,453.94 $0.00 $5,506,359.65 4/1/19 $5,506,359.65 $196,117.25 $42,574.00 $153,543.25 $5,352,816.40 5/1/19 $5,352,816.40 $254,426.78 $40,051.78 $214,375.00 $5,138,441.40 6/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/20 $5,138,441.40 $37,166.15 $37,166.15 $0.00 $5,138,441.40 4/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 6/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/21 $5,138,441.40 $35,884.56 $35,884.56 $0.00 $5,138,441.40 4/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/21 $5,138,441.40 $433,712.47 $38,447.75 $395,264.72 $4,743,176.68 6/1/21 $4,743,176.68 $431,937.96 $36,673.23 $395,264.72 $4,347,911.95 7/1/21 $4,347,911.95 $427,797.43 $32,532.71 $395,264.72 $3,952,647.23 8/1/21 $3,952,647.23 $30,561.03 $30,561.03 $0.00 $3,952,647.23 9/1/21 $3,952,647.23 $30,561.03 $30,561.03 $0.00 $3,952,647.23 10/1/21 $3,952,647.23 $29,575.19 $29,575.19 $0.00 $3,952,647.23 11/1/21 $3,952,647.23 $30,561.03 $30,561.03 $0.00 $3,952,647.23 12/1/21 $3,952,647.23 $29,575.19 $29,575.19 $0.00 $3,952,647.23 1/1/22 $3,952,647.23 $821,090.47 $30,561.03 $790,529.45 $3,162,117.78 2/1/22 $3,162,117.78 $814,978.27 $24,448.82 $790,529.45 $2,371,588.34 3/1/22 $2,371,588.34 $807,091.55 $16,562.11 $790,529.45 $1,581,058.89 4/1/22 $1,581,058.89 $802,753.86 $12,224.41 $790,529.45 $790,529.45 5/1/22 $790,529.45 $796,444.48 $5,915.04 $790,529.45 $0.00 5/1/22 Final Payment $649,183.24 $649,183.24 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01c OF ID: 216052 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amendment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,594,634.60 $2,594,634.60 $5,000,000.00 Copy of Regulus - Tab 1a PI 1.1.22 with 5.1.21 + 6.1.21 + 7.1.21 payments.xlsx AA01c 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $309,794.62 $27,462.68 $282,331.95 $3,387,983.34 6/1/21 $3,387,983.34 $308,527.11 $26,195.17 $282,331.95 $3,105,651.40 7/1/21 $3,105,651.40 $305,569.59 $23,237.65 $282,331.95 $2,823,319.45 8/1/21 $2,823,319.45 $21,829.31 $21,829.31 $0.00 $2,823,319.45 9/1/21 $2,823,319.45 $21,829.31 $21,829.31 $0.00 $2,823,319.45 10/1/21 $2,823,319.45 $21,125.13 $21,125.13 $0.00 $2,823,319.45 11/1/21 $2,823,319.45 $21,829.31 $21,829.31 $0.00 $2,823,319.45 12/1/21 $2,823,319.45 $21,125.13 $21,125.13 $0.00 $2,823,319.45 1/1/22 $2,823,319.45 $586,493.20 $21,829.31 $564,663.89 $2,258,655.56 2/1/22 $2,258,655.56 $582,127.33 $17,463.44 $564,663.89 $1,693,991.67 3/1/22 $1,693,991.67 $576,493.97 $11,830.08 $564,663.89 $1,129,327.78 4/1/22 $1,129,327.78 $573,395.61 $8,731.72 $564,663.89 $564,663.89 5/1/22 $564,663.89 $568,888.92 $4,225.03 $564,663.89 $0.00 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01b OF ID: 216051 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amedment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,594,634.60 $2,594,634.60 $5,000,000.00 Regulus - PI 1.1.22 with 5.1.21 + 6.1.21 + 7.1.21 payments.xlsx AA01b 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $309,794.62 $27,462.68 $282,331.95 $3,387,983.34 6/1/21 $3,387,983.34 $308,527.11 $26,195.17 $282,331.95 $3,105,651.40 7/1/21 $3,105,651.40 $305,569.59 $23,237.65 $282,331.95 $2,823,319.45 8/1/21 $2,823,319.45 $21,829.31 $21,829.31 $0.00 $2,823,319.45 9/1/21 $2,823,319.45 $21,829.31 $21,829.31 $0.00 $2,823,319.45 10/1/21 $2,823,319.45 $21,125.13 $21,125.13 $0.00 $2,823,319.45 11/1/21 $2,823,319.45 $21,829.31 $21,829.31 $0.00 $2,823,319.45 12/1/21 $2,823,319.45 $21,125.13 $21,125.13 $0.00 $2,823,319.45 1/1/22 $2,823,319.45 $586,493.20 $21,829.31 $564,663.89 $2,258,655.56 2/1/22 $2,258,655.56 $582,127.33 $17,463.44 $564,663.89 $1,693,991.67 3/1/22 $1,693,991.67 $576,493.97 $11,830.08 $564,663.89 $1,129,327.78 4/1/22 $1,129,327.78 $573,395.61 $8,731.72 $564,663.89 $564,663.89 5/1/22 $564,663.89 $568,888.92 $4,225.03 $564,663.89 $0.00 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01d OF ID: 216053 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $151,171.39 5.50% 3rd Amendment Fee: $3,750.00 Fifth Amendment Fee: $3,750.00 Sixth Amendment Fee: $2,550.00 Seventh Amendment Fee: $2,250.00 Eighth Amendment Fee: $97,500.00 Second IO Extension Fee $17,250.00 Amount: 3,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $6,734.14 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $3,000,000.00 Totals $4,556,780.76 $1,556,780.76 $3,000,000.00 Regulus - PI 1.1.22 with 5.1.21 + 6.1.21 + 7.1.21 payments.xlsx AA01d 8/26/2020 8/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/17 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 8/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/18 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/18 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/18 $3,000,000.00 $147,447.13 $22,447.13 $125,000.00 $2,875,000.00 8/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 9/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 10/1/18 $2,875,000.00 $21,511.83 $21,511.83 $0.00 $2,875,000.00 11/1/18 $2,875,000.00 $165,978.89 $22,228.89 $143,750.00 $2,731,250.00 12/1/18 $2,731,250.00 $253,002.03 $20,436.24 $232,565.79 $2,498,684.21 1/1/19 $2,498,684.21 $158,135.08 $19,319.30 $138,815.79 $2,359,868.42 2/1/19 $2,359,868.42 $18,246.00 $18,246.00 $0.00 $2,359,868.42 3/1/19 $2,359,868.42 $16,480.26 $16,480.26 $0.00 $2,359,868.42 4/1/19 $2,359,868.42 $84,050.25 $18,246.00 $65,804.25 $2,294,064.17 5/1/19 $2,294,064.17 $109,040.05 $17,165.05 $91,875.00 $2,202,189.17 6/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/20 $2,202,189.17 $15,928.35 $15,928.35 $0.00 $2,202,189.17 4/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 6/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/21 $2,202,189.17 $15,379.10 $15,379.10 $0.00 $2,202,189.17 4/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/21 $2,202,189.17 $185,876.77 $16,477.61 $169,399.17 $2,032,790.00 6/1/21 $2,032,790.00 $185,116.27 $15,717.10 $169,399.17 $1,863,390.84 7/1/21 $1,863,390.84 $183,341.76 $13,942.59 $169,399.17 $1,693,991.67 8/1/21 $1,693,991.67 $13,097.58 $13,097.58 $0.00 $1,693,991.67 9/1/21 $1,693,991.67 $13,097.58 $13,097.58 $0.00 $1,693,991.67 10/1/21 $1,693,991.67 $12,675.08 $12,675.08 $0.00 $1,693,991.67 11/1/21 $1,693,991.67 $13,097.58 $13,097.58 $0.00 $1,693,991.67 12/1/21 $1,693,991.67 $12,675.08 $12,675.08 $0.00 $1,693,991.67 1/1/22 $1,693,991.67 $351,895.92 $13,097.58 $338,798.33 $1,355,193.34 2/1/22 $1,355,193.34 $349,276.40 $10,478.07 $338,798.33 $1,016,395.00 3/1/22 $1,016,395.00 $345,896.38 $7,098.05 $338,798.33 $677,596.67 4/1/22 $677,596.67 $344,037.37 $5,239.03 $338,798.33 $338,798.33 5/1/22 $338,798.33 $341,333.35 $2,535.02 $338,798.33 $0.00 5/1/22 Final Payment $278,221.39 $278,221.39 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus Total Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $1,007,809.27 5.50% 3rd Amendment Fee: $25,000.00 Fifth Amendment Fee: $25,000.00 Sixth Amendment Fee: $17,000.00 Seventh Amendment Fee: $15,000.00 Eighth Amendment Fee: $650,000.00 Second IO Extension Fee $115,000.00 Amount: 20,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $44,894.25 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $20,000,000.00 Totals $30,447,265.53 $10,447,265.53 $20,000,000.00 Regulus - PI 1.1.22 with 5.1.21 + 6.1.21 payments.xlsx Total 8/26/2020 8/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/17 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 8/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/18 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/18 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/18 $20,000,000.00 $982,980.83 $149,647.50 $833,333.33 $19,166,666.67 8/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 9/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 10/1/18 $19,166,666.67 $143,412.19 $143,412.19 $0.00 $19,166,666.67 11/1/18 $19,166,666.67 $1,106,525.93 $148,192.59 $958,333.33 $18,208,333.33 12/1/18 $18,208,333.33 $1,686,680.17 $136,241.58 $1,550,438.60 $16,657,894.74 1/1/19 $16,657,894.74 $1,054,233.90 $128,795.30 $925,438.60 $15,732,456.14 2/1/19 $15,732,456.14 $121,640.01 $121,640.01 $0.00 $15,732,456.14 3/1/19 $15,732,456.14 $109,868.39 $109,868.39 $0.00 $15,732,456.14 4/1/19 $15,732,456.14 $560,335.01 $121,640.01 $438,695.00 $15,293,761.14 5/1/19 $15,293,761.14 $726,933.66 $114,433.66 $612,500.00 $14,681,261.14 6/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/20 $14,681,261.14 $106,189.01 $106,189.01 $0.00 $14,681,261.14 4/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 6/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/21 $14,681,261.14 $102,527.32 $102,527.32 $0.00 $14,681,261.14 4/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/21 $14,681,261.14 $1,239,178.48 $109,850.70 $1,129,327.78 $13,551,933.36 6/1/21 $13,551,933.36 $1,234,108.45 $104,780.67 $1,129,327.78 $12,422,605.58 7/1/21 $12,422,605.58 $92,950.59 $92,950.59 $0.00 $12,422,605.58 8/1/21 $12,422,605.58 $96,048.95 $96,048.95 $0.00 $12,422,605.58 9/1/21 $12,422,605.58 $96,048.95 $96,048.95 $0.00 $12,422,605.58 10/1/21 $12,422,605.58 $92,950.59 $92,950.59 $0.00 $12,422,605.58 11/1/21 $12,422,605.58 $96,048.95 $96,048.95 $0.00 $12,422,605.58 12/1/21 $12,422,605.58 $92,950.59 $92,950.59 $0.00 $12,422,605.58 1/1/22 $12,422,605.58 $2,580,570.06 $96,048.95 $2,484,521.12 $9,938,084.46 2/1/22 $9,938,084.46 $2,561,360.27 $76,839.16 $2,484,521.12 $7,453,563.35 3/1/22 $7,453,563.35 $2,536,573.45 $52,052.33 $2,484,521.12 $4,969,042.23 4/1/22 $4,969,042.23 $2,522,940.69 $38,419.58 $2,484,521.12 $2,484,521.12 5/1/22 $2,484,521.12 $2,503,111.23 $18,590.12 $2,484,521.12 $0.00 5/1/22 Final Payment $1,854,809.27 $1,854,809.27 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01a OF ID: 216050 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $352,733.24 5.50% 3rd Amendment Fee: $8,750.00 Fifth Amendment Fee: $8,750.00 Sixth Amendment Fee: $5,950.00 Seventh Amendment Fee: $5,250.00 Eighth Amendment Fee $227,500.00 Second IO Extension Fee $40,250.00 Amount: 7,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $15,712.99 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $7,000,000.00 Totals $10,656,542.93 $3,656,542.93 $7,000,000.00 Regulus - PI 1.1.22 with 5.1.21 + 6.1.21 payments.xlsx AA01a 8/26/2020 8/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/17 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 8/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/18 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/18 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/18 $7,000,000.00 $344,043.29 $52,376.63 $291,666.67 $6,708,333.33 8/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 9/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 10/1/18 $6,708,333.33 $50,194.27 $50,194.27 $0.00 $6,708,333.33 11/1/18 $6,708,333.33 $387,284.07 $51,867.41 $335,416.67 $6,372,916.67 12/1/18 $6,372,916.67 $590,338.06 $47,684.55 $542,653.51 $5,830,263.16 1/1/19 $5,830,263.16 $368,981.86 $45,078.36 $323,903.51 $5,506,359.65 2/1/19 $5,506,359.65 $42,574.00 $42,574.00 $0.00 $5,506,359.65 3/1/19 $5,506,359.65 $38,453.94 $38,453.94 $0.00 $5,506,359.65 4/1/19 $5,506,359.65 $196,117.25 $42,574.00 $153,543.25 $5,352,816.40 5/1/19 $5,352,816.40 $254,426.78 $40,051.78 $214,375.00 $5,138,441.40 6/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/20 $5,138,441.40 $37,166.15 $37,166.15 $0.00 $5,138,441.40 4/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 6/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/21 $5,138,441.40 $35,884.56 $35,884.56 $0.00 $5,138,441.40 4/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/21 $5,138,441.40 $433,712.47 $38,447.75 $395,264.72 $4,743,176.68 6/1/21 $4,743,176.68 $431,937.96 $36,673.23 $395,264.72 $4,347,911.95 7/1/21 $4,347,911.95 $32,532.71 $32,532.71 $0.00 $4,347,911.95 8/1/21 $4,347,911.95 $33,617.13 $33,617.13 $0.00 $4,347,911.95 9/1/21 $4,347,911.95 $33,617.13 $33,617.13 $0.00 $4,347,911.95 10/1/21 $4,347,911.95 $32,532.71 $32,532.71 $0.00 $4,347,911.95 11/1/21 $4,347,911.95 $33,617.13 $33,617.13 $0.00 $4,347,911.95 12/1/21 $4,347,911.95 $32,532.71 $32,532.71 $0.00 $4,347,911.95 1/1/22 $4,347,911.95 $903,199.52 $33,617.13 $869,582.39 $3,478,329.56 2/1/22 $3,478,329.56 $896,476.10 $26,893.71 $869,582.39 $2,608,747.17 3/1/22 $2,608,747.17 $887,800.71 $18,218.32 $869,582.39 $1,739,164.78 4/1/22 $1,739,164.78 $883,029.24 $13,446.85 $869,582.39 $869,582.39 5/1/22 $869,582.39 $876,088.93 $6,506.54 $869,582.39 $0.00 5/1/22 Final Payment $649,183.24 $649,183.24 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01b OF ID: 216051 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amedment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,611,816.37 $2,611,816.37 $5,000,000.00 Regulus - PI 1.1.22 with 5.1.21 + 6.1.21 payments.xlsx AA01b 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $309,794.62 $27,462.68 $282,331.95 $3,387,983.34 6/1/21 $3,387,983.34 $308,527.11 $26,195.17 $282,331.95 $3,105,651.40 7/1/21 $3,105,651.40 $23,237.65 $23,237.65 $0.00 $3,105,651.40 8/1/21 $3,105,651.40 $24,012.24 $24,012.24 $0.00 $3,105,651.40 9/1/21 $3,105,651.40 $24,012.24 $24,012.24 $0.00 $3,105,651.40 10/1/21 $3,105,651.40 $23,237.65 $23,237.65 $0.00 $3,105,651.40 11/1/21 $3,105,651.40 $24,012.24 $24,012.24 $0.00 $3,105,651.40 12/1/21 $3,105,651.40 $23,237.65 $23,237.65 $0.00 $3,105,651.40 1/1/22 $3,105,651.40 $645,142.52 $24,012.24 $621,130.28 $2,484,521.12 2/1/22 $2,484,521.12 $640,340.07 $19,209.79 $621,130.28 $1,863,390.84 3/1/22 $1,863,390.84 $634,143.36 $13,013.08 $621,130.28 $1,242,260.56 4/1/22 $1,242,260.56 $630,735.17 $9,604.89 $621,130.28 $621,130.28 5/1/22 $621,130.28 $625,777.81 $4,647.53 $621,130.28 $0.00 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01c OF ID: 216052 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amendment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,611,816.37 $2,611,816.37 $5,000,000.00 Regulus - PI 1.1.22 with 5.1.21 + 6.1.21 payments.xlsx AA01c 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $309,794.62 $27,462.68 $282,331.95 $3,387,983.34 6/1/21 $3,387,983.34 $308,527.11 $26,195.17 $282,331.95 $3,105,651.40 7/1/21 $3,105,651.40 $23,237.65 $23,237.65 $0.00 $3,105,651.40 8/1/21 $3,105,651.40 $24,012.24 $24,012.24 $0.00 $3,105,651.40 9/1/21 $3,105,651.40 $24,012.24 $24,012.24 $0.00 $3,105,651.40 10/1/21 $3,105,651.40 $23,237.65 $23,237.65 $0.00 $3,105,651.40 11/1/21 $3,105,651.40 $24,012.24 $24,012.24 $0.00 $3,105,651.40 12/1/21 $3,105,651.40 $23,237.65 $23,237.65 $0.00 $3,105,651.40 1/1/22 $3,105,651.40 $645,142.52 $24,012.24 $621,130.28 $2,484,521.12 2/1/22 $2,484,521.12 $640,340.07 $19,209.79 $621,130.28 $1,863,390.84 3/1/22 $1,863,390.84 $634,143.36 $13,013.08 $621,130.28 $1,242,260.56 4/1/22 $1,242,260.56 $630,735.17 $9,604.89 $621,130.28 $621,130.28 5/1/22 $621,130.28 $625,777.81 $4,647.53 $621,130.28 $0.00 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01d OF ID: 216053 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $151,171.39 5.50% 3rd Amendment Fee: $3,750.00 Fifth Amendment Fee: $3,750.00 Sixth Amendment Fee: $2,550.00 Seventh Amendment Fee: $2,250.00 Eighth Amendment Fee: $97,500.00 Second IO Extension Fee $17,250.00 Amount: 3,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $6,734.14 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $3,000,000.00 Totals $4,567,089.83 $1,567,089.83 $3,000,000.00 Regulus - PI 1.1.22 with 5.1.21 + 6.1.21 payments.xlsx AA01d 8/26/2020 8/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/17 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 8/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/18 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/18 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/18 $3,000,000.00 $147,447.13 $22,447.13 $125,000.00 $2,875,000.00 8/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 9/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 10/1/18 $2,875,000.00 $21,511.83 $21,511.83 $0.00 $2,875,000.00 11/1/18 $2,875,000.00 $165,978.89 $22,228.89 $143,750.00 $2,731,250.00 12/1/18 $2,731,250.00 $253,002.03 $20,436.24 $232,565.79 $2,498,684.21 1/1/19 $2,498,684.21 $158,135.08 $19,319.30 $138,815.79 $2,359,868.42 2/1/19 $2,359,868.42 $18,246.00 $18,246.00 $0.00 $2,359,868.42 3/1/19 $2,359,868.42 $16,480.26 $16,480.26 $0.00 $2,359,868.42 4/1/19 $2,359,868.42 $84,050.25 $18,246.00 $65,804.25 $2,294,064.17 5/1/19 $2,294,064.17 $109,040.05 $17,165.05 $91,875.00 $2,202,189.17 6/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/20 $2,202,189.17 $15,928.35 $15,928.35 $0.00 $2,202,189.17 4/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 6/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/21 $2,202,189.17 $15,379.10 $15,379.10 $0.00 $2,202,189.17 4/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/21 $2,202,189.17 $185,876.77 $16,477.61 $169,399.17 $2,032,790.00 6/1/21 $2,032,790.00 $185,116.27 $15,717.10 $169,399.17 $1,863,390.84 7/1/21 $1,863,390.84 $13,942.59 $13,942.59 $0.00 $1,863,390.84 8/1/21 $1,863,390.84 $14,407.34 $14,407.34 $0.00 $1,863,390.84 9/1/21 $1,863,390.84 $14,407.34 $14,407.34 $0.00 $1,863,390.84 10/1/21 $1,863,390.84 $13,942.59 $13,942.59 $0.00 $1,863,390.84 11/1/21 $1,863,390.84 $14,407.34 $14,407.34 $0.00 $1,863,390.84 12/1/21 $1,863,390.84 $13,942.59 $13,942.59 $0.00 $1,863,390.84 1/1/22 $1,863,390.84 $387,085.51 $14,407.34 $372,678.17 $1,490,712.67 2/1/22 $1,490,712.67 $384,204.04 $11,525.87 $372,678.17 $1,118,034.50 3/1/22 $1,118,034.50 $380,486.02 $7,807.85 $372,678.17 $745,356.33 4/1/22 $745,356.33 $378,441.10 $5,762.94 $372,678.17 $372,678.17 5/1/22 $372,678.17 $375,466.69 $2,788.52 $372,678.17 $0.00 5/1/22 Final Payment $278,221.39 $278,221.39 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus Total Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $1,007,809.27 5.50% 3rd Amendment Fee: $25,000.00 Fifth Amendment Fee: $25,000.00 Sixth Amendment Fee: $17,000.00 Seventh Amendment Fee: $15,000.00 Eighth Amendment Fee: $650,000.00 Second IO Extension Fee $115,000.00 Amount: 20,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $44,894.25 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $20,000,000.00 Totals $30,524,442.69 $10,524,442.69 $20,000,000.00 Regulus - PI 1.1.22 with 5.1.21 payment.xlsx Total 8/26/2020 8/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/17 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 8/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/18 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/18 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/18 $20,000,000.00 $982,980.83 $149,647.50 $833,333.33 $19,166,666.67 8/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 9/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 10/1/18 $19,166,666.67 $143,412.19 $143,412.19 $0.00 $19,166,666.67 11/1/18 $19,166,666.67 $1,106,525.93 $148,192.59 $958,333.33 $18,208,333.33 12/1/18 $18,208,333.33 $1,686,680.17 $136,241.58 $1,550,438.60 $16,657,894.74 1/1/19 $16,657,894.74 $1,054,233.90 $128,795.30 $925,438.60 $15,732,456.14 2/1/19 $15,732,456.14 $121,640.01 $121,640.01 $0.00 $15,732,456.14 3/1/19 $15,732,456.14 $109,868.39 $109,868.39 $0.00 $15,732,456.14 4/1/19 $15,732,456.14 $560,335.01 $121,640.01 $438,695.00 $15,293,761.14 5/1/19 $15,293,761.14 $726,933.66 $114,433.66 $612,500.00 $14,681,261.14 6/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/20 $14,681,261.14 $106,189.01 $106,189.01 $0.00 $14,681,261.14 4/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 6/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/21 $14,681,261.14 $102,527.32 $102,527.32 $0.00 $14,681,261.14 4/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/21 $14,681,261.14 $1,239,178.48 $109,850.70 $1,129,327.78 $13,551,933.36 6/1/21 $13,551,933.36 $104,780.67 $104,780.67 $0.00 $13,551,933.36 7/1/21 $13,551,933.36 $101,400.65 $101,400.65 $0.00 $13,551,933.36 8/1/21 $13,551,933.36 $104,780.67 $104,780.67 $0.00 $13,551,933.36 9/1/21 $13,551,933.36 $104,780.67 $104,780.67 $0.00 $13,551,933.36 10/1/21 $13,551,933.36 $101,400.65 $101,400.65 $0.00 $13,551,933.36 11/1/21 $13,551,933.36 $104,780.67 $104,780.67 $0.00 $13,551,933.36 12/1/21 $13,551,933.36 $101,400.65 $101,400.65 $0.00 $13,551,933.36 1/1/22 $13,551,933.36 $2,815,167.34 $104,780.67 $2,710,386.67 $10,841,546.69 2/1/22 $10,841,546.69 $2,794,211.21 $83,824.54 $2,710,386.67 $8,131,160.02 3/1/22 $8,131,160.02 $2,767,171.03 $56,784.36 $2,710,386.67 $5,420,773.34 4/1/22 $5,420,773.34 $2,752,298.94 $41,912.27 $2,710,386.67 $2,710,386.67 5/1/22 $2,710,386.67 $2,730,666.80 $20,280.13 $2,710,386.67 $0.00 5/1/22 Final Payment $1,854,809.27 $1,854,809.27 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01a OF ID: 216050 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $352,733.24 5.50% 3rd Amendment Fee: $8,750.00 Fifth Amendment Fee: $8,750.00 Sixth Amendment Fee: $5,950.00 Seventh Amendment Fee: $5,250.00 Eighth Amendment Fee $227,500.00 Second IO Extension Fee $40,250.00 Amount: 7,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $15,712.99 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $7,000,000.00 Totals $10,683,554.94 $3,683,554.94 $7,000,000.00 Regulus - PI 1.1.22 with 5.1.21 payment.xlsx AA01a 8/26/2020 8/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/17 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 8/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/18 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/18 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/18 $7,000,000.00 $344,043.29 $52,376.63 $291,666.67 $6,708,333.33 8/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 9/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 10/1/18 $6,708,333.33 $50,194.27 $50,194.27 $0.00 $6,708,333.33 11/1/18 $6,708,333.33 $387,284.07 $51,867.41 $335,416.67 $6,372,916.67 12/1/18 $6,372,916.67 $590,338.06 $47,684.55 $542,653.51 $5,830,263.16 1/1/19 $5,830,263.16 $368,981.86 $45,078.36 $323,903.51 $5,506,359.65 2/1/19 $5,506,359.65 $42,574.00 $42,574.00 $0.00 $5,506,359.65 3/1/19 $5,506,359.65 $38,453.94 $38,453.94 $0.00 $5,506,359.65 4/1/19 $5,506,359.65 $196,117.25 $42,574.00 $153,543.25 $5,352,816.40 5/1/19 $5,352,816.40 $254,426.78 $40,051.78 $214,375.00 $5,138,441.40 6/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/20 $5,138,441.40 $37,166.15 $37,166.15 $0.00 $5,138,441.40 4/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 6/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/21 $5,138,441.40 $35,884.56 $35,884.56 $0.00 $5,138,441.40 4/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/21 $5,138,441.40 $433,712.47 $38,447.75 $395,264.72 $4,743,176.68 6/1/21 $4,743,176.68 $36,673.23 $36,673.23 $0.00 $4,743,176.68 7/1/21 $4,743,176.68 $35,490.23 $35,490.23 $0.00 $4,743,176.68 8/1/21 $4,743,176.68 $36,673.23 $36,673.23 $0.00 $4,743,176.68 9/1/21 $4,743,176.68 $36,673.23 $36,673.23 $0.00 $4,743,176.68 10/1/21 $4,743,176.68 $35,490.23 $35,490.23 $0.00 $4,743,176.68 11/1/21 $4,743,176.68 $36,673.23 $36,673.23 $0.00 $4,743,176.68 12/1/21 $4,743,176.68 $35,490.23 $35,490.23 $0.00 $4,743,176.68 1/1/22 $4,743,176.68 $985,308.57 $36,673.23 $948,635.34 $3,794,541.34 2/1/22 $3,794,541.34 $977,973.92 $29,338.59 $948,635.34 $2,845,906.01 3/1/22 $2,845,906.01 $968,509.86 $19,874.53 $948,635.34 $1,897,270.67 4/1/22 $1,897,270.67 $963,304.63 $14,669.29 $948,635.34 $948,635.34 5/1/22 $948,635.34 $955,733.38 $7,098.05 $948,635.34 $0.00 5/1/22 Final Payment $649,183.24 $649,183.24 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01b OF ID: 216051 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amedment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,631,110.66 $2,631,110.66 $5,000,000.00 Regulus - PI 1.1.22 with 5.1.21 payment.xlsx AA01b 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $309,794.62 $27,462.68 $282,331.95 $3,387,983.34 6/1/21 $3,387,983.34 $26,195.17 $26,195.17 $0.00 $3,387,983.34 7/1/21 $3,387,983.34 $25,350.16 $25,350.16 $0.00 $3,387,983.34 8/1/21 $3,387,983.34 $26,195.17 $26,195.17 $0.00 $3,387,983.34 9/1/21 $3,387,983.34 $26,195.17 $26,195.17 $0.00 $3,387,983.34 10/1/21 $3,387,983.34 $25,350.16 $25,350.16 $0.00 $3,387,983.34 11/1/21 $3,387,983.34 $26,195.17 $26,195.17 $0.00 $3,387,983.34 12/1/21 $3,387,983.34 $25,350.16 $25,350.16 $0.00 $3,387,983.34 1/1/22 $3,387,983.34 $703,791.84 $26,195.17 $677,596.67 $2,710,386.67 2/1/22 $2,710,386.67 $698,552.80 $20,956.13 $677,596.67 $2,032,790.00 3/1/22 $2,032,790.00 $691,792.76 $14,196.09 $677,596.67 $1,355,193.34 4/1/22 $1,355,193.34 $688,074.73 $10,478.07 $677,596.67 $677,596.67 5/1/22 $677,596.67 $682,666.70 $5,070.03 $677,596.67 $0.00 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01c OF ID: 216052 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amendment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,631,110.66 $2,631,110.66 $5,000,000.00 Regulus - PI 1.1.22 with 5.1.21 payment.xlsx AA01c 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $309,794.62 $27,462.68 $282,331.95 $3,387,983.34 6/1/21 $3,387,983.34 $26,195.17 $26,195.17 $0.00 $3,387,983.34 7/1/21 $3,387,983.34 $25,350.16 $25,350.16 $0.00 $3,387,983.34 8/1/21 $3,387,983.34 $26,195.17 $26,195.17 $0.00 $3,387,983.34 9/1/21 $3,387,983.34 $26,195.17 $26,195.17 $0.00 $3,387,983.34 10/1/21 $3,387,983.34 $25,350.16 $25,350.16 $0.00 $3,387,983.34 11/1/21 $3,387,983.34 $26,195.17 $26,195.17 $0.00 $3,387,983.34 12/1/21 $3,387,983.34 $25,350.16 $25,350.16 $0.00 $3,387,983.34 1/1/22 $3,387,983.34 $703,791.84 $26,195.17 $677,596.67 $2,710,386.67 2/1/22 $2,710,386.67 $698,552.80 $20,956.13 $677,596.67 $2,032,790.00 3/1/22 $2,032,790.00 $691,792.76 $14,196.09 $677,596.67 $1,355,193.34 4/1/22 $1,355,193.34 $688,074.73 $10,478.07 $677,596.67 $677,596.67 5/1/22 $677,596.67 $682,666.70 $5,070.03 $677,596.67 $0.00 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01d OF ID: 216053 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $151,171.39 5.50% 3rd Amendment Fee: $3,750.00 Fifth Amendment Fee: $3,750.00 Sixth Amendment Fee: $2,550.00 Seventh Amendment Fee: $2,250.00 Eighth Amendment Fee: $97,500.00 Second IO Extension Fee $17,250.00 Amount: 3,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $6,734.14 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $3,000,000.00 Totals $4,578,666.40 $1,578,666.40 $3,000,000.00 Regulus - PI 1.1.22 with 5.1.21 payment.xlsx AA01d 8/26/2020 8/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/17 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 8/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/18 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/18 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/18 $3,000,000.00 $147,447.13 $22,447.13 $125,000.00 $2,875,000.00 8/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 9/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 10/1/18 $2,875,000.00 $21,511.83 $21,511.83 $0.00 $2,875,000.00 11/1/18 $2,875,000.00 $165,978.89 $22,228.89 $143,750.00 $2,731,250.00 12/1/18 $2,731,250.00 $253,002.03 $20,436.24 $232,565.79 $2,498,684.21 1/1/19 $2,498,684.21 $158,135.08 $19,319.30 $138,815.79 $2,359,868.42 2/1/19 $2,359,868.42 $18,246.00 $18,246.00 $0.00 $2,359,868.42 3/1/19 $2,359,868.42 $16,480.26 $16,480.26 $0.00 $2,359,868.42 4/1/19 $2,359,868.42 $84,050.25 $18,246.00 $65,804.25 $2,294,064.17 5/1/19 $2,294,064.17 $109,040.05 $17,165.05 $91,875.00 $2,202,189.17 6/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/20 $2,202,189.17 $15,928.35 $15,928.35 $0.00 $2,202,189.17 4/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 6/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/21 $2,202,189.17 $15,379.10 $15,379.10 $0.00 $2,202,189.17 4/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/21 $2,202,189.17 $185,876.77 $16,477.61 $169,399.17 $2,032,790.00 6/1/21 $2,032,790.00 $15,717.10 $15,717.10 $0.00 $2,032,790.00 7/1/21 $2,032,790.00 $15,210.10 $15,210.10 $0.00 $2,032,790.00 8/1/21 $2,032,790.00 $15,717.10 $15,717.10 $0.00 $2,032,790.00 9/1/21 $2,032,790.00 $15,717.10 $15,717.10 $0.00 $2,032,790.00 10/1/21 $2,032,790.00 $15,210.10 $15,210.10 $0.00 $2,032,790.00 11/1/21 $2,032,790.00 $15,717.10 $15,717.10 $0.00 $2,032,790.00 12/1/21 $2,032,790.00 $15,210.10 $15,210.10 $0.00 $2,032,790.00 1/1/22 $2,032,790.00 $422,275.10 $15,717.10 $406,558.00 $1,626,232.00 2/1/22 $1,626,232.00 $419,131.68 $12,573.68 $406,558.00 $1,219,674.00 3/1/22 $1,219,674.00 $415,075.66 $8,517.65 $406,558.00 $813,116.00 4/1/22 $813,116.00 $412,844.84 $6,286.84 $406,558.00 $406,558.00 5/1/22 $406,558.00 $409,600.02 $3,042.02 $406,558.00 $0.00 5/1/22 Final Payment $278,221.39 $278,221.39 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus Total Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $1,007,809.27 5.50% 3rd Amendment Fee: $25,000.00 Fifth Amendment Fee: $25,000.00 Sixth Amendment Fee: $17,000.00 Seventh Amendment Fee: $15,000.00 Eighth Amendment Fee: $650,000.00 Second IO Extension Fee $115,000.00 Amount: 20,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $44,894.25 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $20,000,000.00 Totals $30,610,351.57 $10,610,351.57 $20,000,000.00 Regulus - PI 1.1.22.xlsx Total 8/26/2020 8/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/17 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 8/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/18 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/18 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/18 $20,000,000.00 $982,980.83 $149,647.50 $833,333.33 $19,166,666.67 8/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 9/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 10/1/18 $19,166,666.67 $143,412.19 $143,412.19 $0.00 $19,166,666.67 11/1/18 $19,166,666.67 $1,106,525.93 $148,192.59 $958,333.33 $18,208,333.33 12/1/18 $18,208,333.33 $1,686,680.17 $136,241.58 $1,550,438.60 $16,657,894.74 1/1/19 $16,657,894.74 $1,054,233.90 $128,795.30 $925,438.60 $15,732,456.14 2/1/19 $15,732,456.14 $121,640.01 $121,640.01 $0.00 $15,732,456.14 3/1/19 $15,732,456.14 $109,868.39 $109,868.39 $0.00 $15,732,456.14 4/1/19 $15,732,456.14 $560,335.01 $121,640.01 $438,695.00 $15,293,761.14 5/1/19 $15,293,761.14 $726,933.66 $114,433.66 $612,500.00 $14,681,261.14 6/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/20 $14,681,261.14 $106,189.01 $106,189.01 $0.00 $14,681,261.14 4/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 6/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/21 $14,681,261.14 $102,527.32 $102,527.32 $0.00 $14,681,261.14 4/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/21 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 6/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/21 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/21 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/21 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/22 $14,681,261.14 $3,049,764.62 $113,512.39 $2,936,252.23 $11,745,008.91 2/1/22 $11,745,008.91 $3,027,062.14 $90,809.91 $2,936,252.23 $8,808,756.68 3/1/22 $8,808,756.68 $2,997,768.62 $61,516.39 $2,936,252.23 $5,872,504.46 4/1/22 $5,872,504.46 $2,981,657.18 $45,404.96 $2,936,252.23 $2,936,252.23 5/1/22 $2,936,252.23 $2,958,222.37 $21,970.14 $2,936,252.23 $0.00 5/1/22 Final Payment $1,854,809.27 $1,854,809.27 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01a OF ID: 216050 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $352,733.24 5.50% 3rd Amendment Fee: $8,750.00 Fifth Amendment Fee: $8,750.00 Sixth Amendment Fee: $5,950.00 Seventh Amendment Fee: $5,250.00 Eighth Amendment Fee $227,500.00 Second IO Extension Fee $40,250.00 Amount: 7,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $15,712.99 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $7,000,000.00 Totals $10,713,623.05 $3,713,623.05 $7,000,000.00 Regulus - PI 1.1.22.xlsx AA01a 8/26/2020 8/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/17 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 8/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/18 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/18 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/18 $7,000,000.00 $344,043.29 $52,376.63 $291,666.67 $6,708,333.33 8/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 9/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 10/1/18 $6,708,333.33 $50,194.27 $50,194.27 $0.00 $6,708,333.33 11/1/18 $6,708,333.33 $387,284.07 $51,867.41 $335,416.67 $6,372,916.67 12/1/18 $6,372,916.67 $590,338.06 $47,684.55 $542,653.51 $5,830,263.16 1/1/19 $5,830,263.16 $368,981.86 $45,078.36 $323,903.51 $5,506,359.65 2/1/19 $5,506,359.65 $42,574.00 $42,574.00 $0.00 $5,506,359.65 3/1/19 $5,506,359.65 $38,453.94 $38,453.94 $0.00 $5,506,359.65 4/1/19 $5,506,359.65 $196,117.25 $42,574.00 $153,543.25 $5,352,816.40 5/1/19 $5,352,816.40 $254,426.78 $40,051.78 $214,375.00 $5,138,441.40 6/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/20 $5,138,441.40 $37,166.15 $37,166.15 $0.00 $5,138,441.40 4/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 6/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/21 $5,138,441.40 $35,884.56 $35,884.56 $0.00 $5,138,441.40 4/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/21 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 6/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/21 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/21 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/21 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/22 $5,138,441.40 $1,067,417.62 $39,729.34 $1,027,688.28 $4,110,753.12 2/1/22 $4,110,753.12 $1,059,471.75 $31,783.47 $1,027,688.28 $3,083,064.84 3/1/22 $3,083,064.84 $1,049,219.02 $21,530.74 $1,027,688.28 $2,055,376.56 4/1/22 $2,055,376.56 $1,043,580.01 $15,891.73 $1,027,688.28 $1,027,688.28 5/1/22 $1,027,688.28 $1,035,377.83 $7,689.55 $1,027,688.28 $0.00 5/1/22 Final Payment $649,183.24 $649,183.24 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01b OF ID: 216051 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amedment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,652,587.89 $2,652,587.89 $5,000,000.00 Regulus - PI 1.1.22.xlsx AA01b 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/21 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/21 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/21 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/22 $3,670,315.29 $762,441.15 $28,378.10 $734,063.06 $2,936,252.23 2/1/22 $2,936,252.23 $756,765.54 $22,702.48 $734,063.06 $2,202,189.17 3/1/22 $2,202,189.17 $749,442.16 $15,379.10 $734,063.06 $1,468,126.11 4/1/22 $1,468,126.11 $745,414.30 $11,351.24 $734,063.06 $734,063.06 5/1/22 $734,063.06 $739,555.59 $5,492.54 $734,063.06 $0.00 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01c OF ID: 216052 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amendment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,652,587.89 $2,652,587.89 $5,000,000.00 Regulus - PI 1.1.22.xlsx AA01c 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/21 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/21 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/21 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/22 $3,670,315.29 $762,441.15 $28,378.10 $734,063.06 $2,936,252.23 2/1/22 $2,936,252.23 $756,765.54 $22,702.48 $734,063.06 $2,202,189.17 3/1/22 $2,202,189.17 $749,442.16 $15,379.10 $734,063.06 $1,468,126.11 4/1/22 $1,468,126.11 $745,414.30 $11,351.24 $734,063.06 $734,063.06 5/1/22 $734,063.06 $739,555.59 $5,492.54 $734,063.06 $0.00 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01d OF ID: 216053 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $151,171.39 5.50% 3rd Amendment Fee: $3,750.00 Fifth Amendment Fee: $3,750.00 Sixth Amendment Fee: $2,550.00 Seventh Amendment Fee: $2,250.00 Eighth Amendment Fee: $97,500.00 Second IO Extension Fee $17,250.00 Amount: 3,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $6,734.14 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $3,000,000.00 Totals $4,591,552.74 $1,591,552.74 $3,000,000.00 Regulus - PI 1.1.22.xlsx AA01d 8/26/2020 8/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/17 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 8/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/18 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/18 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/18 $3,000,000.00 $147,447.13 $22,447.13 $125,000.00 $2,875,000.00 8/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 9/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 10/1/18 $2,875,000.00 $21,511.83 $21,511.83 $0.00 $2,875,000.00 11/1/18 $2,875,000.00 $165,978.89 $22,228.89 $143,750.00 $2,731,250.00 12/1/18 $2,731,250.00 $253,002.03 $20,436.24 $232,565.79 $2,498,684.21 1/1/19 $2,498,684.21 $158,135.08 $19,319.30 $138,815.79 $2,359,868.42 2/1/19 $2,359,868.42 $18,246.00 $18,246.00 $0.00 $2,359,868.42 3/1/19 $2,359,868.42 $16,480.26 $16,480.26 $0.00 $2,359,868.42 4/1/19 $2,359,868.42 $84,050.25 $18,246.00 $65,804.25 $2,294,064.17 5/1/19 $2,294,064.17 $109,040.05 $17,165.05 $91,875.00 $2,202,189.17 6/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/20 $2,202,189.17 $15,928.35 $15,928.35 $0.00 $2,202,189.17 4/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 6/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/21 $2,202,189.17 $15,379.10 $15,379.10 $0.00 $2,202,189.17 4/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/21 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 6/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/21 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/21 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/21 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/22 $2,202,189.17 $457,464.69 $17,026.86 $440,437.83 $1,761,751.34 2/1/22 $1,761,751.34 $454,059.32 $13,621.49 $440,437.83 $1,321,313.50 3/1/22 $1,321,313.50 $449,665.29 $9,227.46 $440,437.83 $880,875.67 4/1/22 $880,875.67 $447,248.58 $6,810.74 $440,437.83 $440,437.83 5/1/22 $440,437.83 $443,733.36 $3,295.52 $440,437.83 $0.00 5/1/22 Final Payment $278,221.39 $278,221.39 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus Total Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $1,007,809.27 5.50% 3rd Amendment Fee: $25,000.00 Fifth Amendment Fee: $25,000.00 Sixth Amendment Fee: $17,000.00 Seventh Amendment Fee: $15,000.00 Eighth Amendment Fee: $650,000.00 Second IO Extension Fee $115,000.00 Amount: 20,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $44,894.25 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $20,000,000.00 Totals $30,164,752.06 $10,164,752.06 $20,000,000.00 Regulus - PI 5.1.21.xlsx Total 8/26/2020 8/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/16 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/16 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/17 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 8/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 9/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 10/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 11/1/17 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 12/1/17 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 1/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 2/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 3/1/18 $20,000,000.00 $139,671.00 $139,671.00 $0.00 $20,000,000.00 4/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 5/1/18 $20,000,000.00 $149,647.50 $149,647.50 $0.00 $20,000,000.00 6/1/18 $20,000,000.00 $154,635.75 $154,635.75 $0.00 $20,000,000.00 7/1/18 $20,000,000.00 $982,980.83 $149,647.50 $833,333.33 $19,166,666.67 8/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 9/1/18 $19,166,666.67 $148,192.59 $148,192.59 $0.00 $19,166,666.67 10/1/18 $19,166,666.67 $143,412.19 $143,412.19 $0.00 $19,166,666.67 11/1/18 $19,166,666.67 $1,106,525.93 $148,192.59 $958,333.33 $18,208,333.33 12/1/18 $18,208,333.33 $1,686,680.17 $136,241.58 $1,550,438.60 $16,657,894.74 1/1/19 $16,657,894.74 $1,054,233.90 $128,795.30 $925,438.60 $15,732,456.14 2/1/19 $15,732,456.14 $121,640.01 $121,640.01 $0.00 $15,732,456.14 3/1/19 $15,732,456.14 $109,868.39 $109,868.39 $0.00 $15,732,456.14 4/1/19 $15,732,456.14 $560,335.01 $121,640.01 $438,695.00 $15,293,761.14 5/1/19 $15,293,761.14 $726,933.66 $114,433.66 $612,500.00 $14,681,261.14 6/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/19 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/19 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/20 $14,681,261.14 $106,189.01 $106,189.01 $0.00 $14,681,261.14 4/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 6/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 7/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 8/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 9/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 10/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 11/1/20 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 12/1/20 $14,681,261.14 $109,850.70 $109,850.70 $0.00 $14,681,261.14 1/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 2/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 3/1/21 $14,681,261.14 $102,527.32 $102,527.32 $0.00 $14,681,261.14 4/1/21 $14,681,261.14 $113,512.39 $113,512.39 $0.00 $14,681,261.14 5/1/21 $14,681,261.14 $1,239,178.48 $109,850.70 $1,129,327.78 $13,551,933.36 6/1/21 $13,551,933.36 $1,234,108.45 $104,780.67 $1,129,327.78 $12,422,605.58 7/1/21 $12,422,605.58 $1,222,278.37 $92,950.59 $1,129,327.78 $11,293,277.80 8/1/21 $11,293,277.80 $1,216,645.00 $87,317.22 $1,129,327.78 $10,163,950.02 9/1/21 $10,163,950.02 $1,207,913.28 $78,585.50 $1,129,327.78 $9,034,622.24 10/1/21 $9,034,622.24 $1,196,928.21 $67,600.43 $1,129,327.78 $7,905,294.46 11/1/21 $7,905,294.46 $1,190,449.84 $61,122.06 $1,129,327.78 $6,775,966.68 12/1/21 $6,775,966.68 $1,180,028.10 $50,700.32 $1,129,327.78 $5,646,638.90 1/1/22 $5,646,638.90 $1,172,986.39 $43,658.61 $1,129,327.78 $4,517,311.12 2/1/22 $4,517,311.12 $1,164,254.67 $34,926.89 $1,129,327.78 $3,387,983.34 3/1/22 $3,387,983.34 $1,152,987.93 $23,660.15 $1,129,327.78 $2,258,655.56 4/1/22 $2,258,655.56 $1,146,791.22 $17,463.44 $1,129,327.78 $1,129,327.78 5/1/22 $1,129,327.78 $1,137,777.83 $8,450.05 $1,129,327.78 ($0.00) 5/1/22 Final Payment $1,854,809.27 $1,854,809.27 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01a OF ID: 216050 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $352,733.24 5.50% 3rd Amendment Fee: $8,750.00 Fifth Amendment Fee: $8,750.00 Sixth Amendment Fee: $5,950.00 Seventh Amendment Fee: $5,250.00 Eighth Amendment Fee $227,500.00 Second IO Extension Fee $40,250.00 Amount: 7,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $15,712.99 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $7,000,000.00 Totals $10,557,663.22 $3,557,663.22 $7,000,000.00 Regulus - PI 5.1.21.xlsx AA01a 8/26/2020 8/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/16 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/16 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/17 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 8/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 9/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 10/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 11/1/17 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 12/1/17 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 1/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 2/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 3/1/18 $7,000,000.00 $48,884.85 $48,884.85 $0.00 $7,000,000.00 4/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 5/1/18 $7,000,000.00 $52,376.63 $52,376.63 $0.00 $7,000,000.00 6/1/18 $7,000,000.00 $54,122.51 $54,122.51 $0.00 $7,000,000.00 7/1/18 $7,000,000.00 $344,043.29 $52,376.63 $291,666.67 $6,708,333.33 8/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 9/1/18 $6,708,333.33 $51,867.41 $51,867.41 $0.00 $6,708,333.33 10/1/18 $6,708,333.33 $50,194.27 $50,194.27 $0.00 $6,708,333.33 11/1/18 $6,708,333.33 $387,284.07 $51,867.41 $335,416.67 $6,372,916.67 12/1/18 $6,372,916.67 $590,338.06 $47,684.55 $542,653.51 $5,830,263.16 1/1/19 $5,830,263.16 $368,981.86 $45,078.36 $323,903.51 $5,506,359.65 2/1/19 $5,506,359.65 $42,574.00 $42,574.00 $0.00 $5,506,359.65 3/1/19 $5,506,359.65 $38,453.94 $38,453.94 $0.00 $5,506,359.65 4/1/19 $5,506,359.65 $196,117.25 $42,574.00 $153,543.25 $5,352,816.40 5/1/19 $5,352,816.40 $254,426.78 $40,051.78 $214,375.00 $5,138,441.40 6/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/19 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/19 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/20 $5,138,441.40 $37,166.15 $37,166.15 $0.00 $5,138,441.40 4/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 6/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 7/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 8/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 9/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 10/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 11/1/20 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 12/1/20 $5,138,441.40 $38,447.75 $38,447.75 $0.00 $5,138,441.40 1/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 2/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 3/1/21 $5,138,441.40 $35,884.56 $35,884.56 $0.00 $5,138,441.40 4/1/21 $5,138,441.40 $39,729.34 $39,729.34 $0.00 $5,138,441.40 5/1/21 $5,138,441.40 $433,712.47 $38,447.75 $395,264.72 $4,743,176.68 6/1/21 $4,743,176.68 $431,937.96 $36,673.23 $395,264.72 $4,347,911.95 7/1/21 $4,347,911.95 $427,797.43 $32,532.71 $395,264.72 $3,952,647.23 8/1/21 $3,952,647.23 $425,825.75 $30,561.03 $395,264.72 $3,557,382.51 9/1/21 $3,557,382.51 $422,769.65 $27,504.93 $395,264.72 $3,162,117.78 10/1/21 $3,162,117.78 $418,924.87 $23,660.15 $395,264.72 $2,766,853.06 11/1/21 $2,766,853.06 $416,657.44 $21,392.72 $395,264.72 $2,371,588.34 12/1/21 $2,371,588.34 $413,009.84 $17,745.11 $395,264.72 $1,976,323.62 1/1/22 $1,976,323.62 $410,545.24 $15,280.51 $395,264.72 $1,581,058.89 2/1/22 $1,581,058.89 $407,489.13 $12,224.41 $395,264.72 $1,185,794.17 3/1/22 $1,185,794.17 $403,545.78 $8,281.05 $395,264.72 $790,529.45 4/1/22 $790,529.45 $401,376.93 $6,112.21 $395,264.72 $395,264.72 5/1/22 $395,264.72 $398,222.24 $2,957.52 $395,264.72 $0.00 5/1/22 Final Payment $649,183.24 $649,183.24 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01b OF ID: 216051 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amedment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,541,188.01 $2,541,188.01 $5,000,000.00 Regulus - PI 5.1.21.xlsx AA01b 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $309,794.62 $27,462.68 $282,331.95 $3,387,983.34 6/1/21 $3,387,983.34 $308,527.11 $26,195.17 $282,331.95 $3,105,651.40 7/1/21 $3,105,651.40 $305,569.59 $23,237.65 $282,331.95 $2,823,319.45 8/1/21 $2,823,319.45 $304,161.25 $21,829.31 $282,331.95 $2,540,987.51 9/1/21 $2,540,987.51 $301,978.32 $19,646.38 $282,331.95 $2,258,655.56 10/1/21 $2,258,655.56 $299,232.05 $16,900.11 $282,331.95 $1,976,323.62 11/1/21 $1,976,323.62 $297,612.46 $15,280.51 $282,331.95 $1,693,991.67 12/1/21 $1,693,991.67 $295,007.03 $12,675.08 $282,331.95 $1,411,659.73 1/1/22 $1,411,659.73 $293,246.60 $10,914.65 $282,331.95 $1,129,327.78 2/1/22 $1,129,327.78 $291,063.67 $8,731.72 $282,331.95 $846,995.84 3/1/22 $846,995.84 $288,246.98 $5,915.04 $282,331.95 $564,663.89 4/1/22 $564,663.89 $286,697.81 $4,365.86 $282,331.95 $282,331.95 5/1/22 $282,331.95 $284,444.46 $2,112.51 $282,331.95 ($0.00) 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01c OF ID: 216052 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $251,952.31 5.50% 3rd Amendment Fee: $6,250.00 Fifth Amendment Fee: $6,250.00 Sixth Amendment Fee: $4,250.00 Seventh Amendment Fee: $3,750.00 Eighth Amendment Fee: $162,500.00 Second IO Extension Fee $28,750.00 Amount: 5,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $11,223.56 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $5,000,000.00 Totals $7,541,188.01 $2,541,188.01 $5,000,000.00 Regulus - PI 5.1.21.xlsx AA01c 8/26/2020 8/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/16 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/16 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/17 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 8/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 9/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 10/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 11/1/17 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 12/1/17 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 1/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 2/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 3/1/18 $5,000,000.00 $34,917.75 $34,917.75 $0.00 $5,000,000.00 4/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 5/1/18 $5,000,000.00 $37,411.88 $37,411.88 $0.00 $5,000,000.00 6/1/18 $5,000,000.00 $38,658.94 $38,658.94 $0.00 $5,000,000.00 7/1/18 $5,000,000.00 $245,745.21 $37,411.88 $208,333.33 $4,791,666.67 8/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 9/1/18 $4,791,666.67 $37,048.15 $37,048.15 $0.00 $4,791,666.67 10/1/18 $4,791,666.67 $35,853.05 $35,853.05 $0.00 $4,791,666.67 11/1/18 $4,791,666.67 $276,631.48 $37,048.15 $239,583.33 $4,552,083.33 12/1/18 $4,552,083.33 $421,670.04 $34,060.39 $387,609.65 $4,164,473.68 1/1/19 $4,164,473.68 $263,558.47 $32,198.83 $231,359.65 $3,933,114.04 2/1/19 $3,933,114.04 $30,410.00 $30,410.00 $0.00 $3,933,114.04 3/1/19 $3,933,114.04 $27,467.10 $27,467.10 $0.00 $3,933,114.04 4/1/19 $3,933,114.04 $140,083.75 $30,410.00 $109,673.75 $3,823,440.29 5/1/19 $3,823,440.29 $181,733.41 $28,608.41 $153,125.00 $3,670,315.29 6/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/19 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/19 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/20 $3,670,315.29 $26,547.25 $26,547.25 $0.00 $3,670,315.29 4/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 6/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 7/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 8/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 9/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 10/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 11/1/20 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 12/1/20 $3,670,315.29 $27,462.68 $27,462.68 $0.00 $3,670,315.29 1/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 2/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 3/1/21 $3,670,315.29 $25,631.83 $25,631.83 $0.00 $3,670,315.29 4/1/21 $3,670,315.29 $28,378.10 $28,378.10 $0.00 $3,670,315.29 5/1/21 $3,670,315.29 $309,794.62 $27,462.68 $282,331.95 $3,387,983.34 6/1/21 $3,387,983.34 $308,527.11 $26,195.17 $282,331.95 $3,105,651.40 7/1/21 $3,105,651.40 $305,569.59 $23,237.65 $282,331.95 $2,823,319.45 8/1/21 $2,823,319.45 $304,161.25 $21,829.31 $282,331.95 $2,540,987.51 9/1/21 $2,540,987.51 $301,978.32 $19,646.38 $282,331.95 $2,258,655.56 10/1/21 $2,258,655.56 $299,232.05 $16,900.11 $282,331.95 $1,976,323.62 11/1/21 $1,976,323.62 $297,612.46 $15,280.51 $282,331.95 $1,693,991.67 12/1/21 $1,693,991.67 $295,007.03 $12,675.08 $282,331.95 $1,411,659.73 1/1/22 $1,411,659.73 $293,246.60 $10,914.65 $282,331.95 $1,129,327.78 2/1/22 $1,129,327.78 $291,063.67 $8,731.72 $282,331.95 $846,995.84 3/1/22 $846,995.84 $288,246.98 $5,915.04 $282,331.95 $564,663.89 4/1/22 $564,663.89 $286,697.81 $4,365.86 $282,331.95 $282,331.95 5/1/22 $282,331.95 $284,444.46 $2,112.51 $282,331.95 ($0.00) 5/1/22 Final Payment $463,702.31 $463,702.31 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final

Oxford Finance LLC Amortization Table Regulus AA01d OF ID: 216053 Start Date: 6/22/2016 Disclaimer: Interest Rate: 8.97885% THIS IS A STANDARD AMORTIZATION Term: 47 23 IO + 24 PI SCHEDULE. IT IS NOT INTENDED TO BE Payment: Varies USED FOR PAYOFF PURPOSES. Final Payment: $151,171.39 5.50% 3rd Amendment Fee: $3,750.00 Fifth Amendment Fee: $3,750.00 Sixth Amendment Fee: $2,550.00 Seventh Amendment Fee: $2,250.00 Eighth Amendment Fee: $97,500.00 Second IO Extension Fee $17,250.00 Amount: 3,000,000.00 THIS AMORTIZATION SCHEDULE REPRESENTS A Interim Interest Days: 9 FLOATING INTEREST RATE LOAN. INTEREST RATE Interim Interest: $6,734.14 CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT PMT Payment Beginning Monthly Ending No. Date Balance Payment Interest Principal Balance 7/1/16 Interim Interest Due $3,000,000.00 Totals $4,524,712.81 $1,524,712.81 $3,000,000.00 Regulus - PI 5.1.21.xlsx AA01d 8/26/2020 8/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/16 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/16 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/17 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 8/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 9/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 10/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 11/1/17 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 12/1/17 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 1/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 2/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 3/1/18 $3,000,000.00 $20,950.65 $20,950.65 $0.00 $3,000,000.00 4/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 5/1/18 $3,000,000.00 $22,447.13 $22,447.13 $0.00 $3,000,000.00 6/1/18 $3,000,000.00 $23,195.36 $23,195.36 $0.00 $3,000,000.00 7/1/18 $3,000,000.00 $147,447.13 $22,447.13 $125,000.00 $2,875,000.00 8/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 9/1/18 $2,875,000.00 $22,228.89 $22,228.89 $0.00 $2,875,000.00 10/1/18 $2,875,000.00 $21,511.83 $21,511.83 $0.00 $2,875,000.00 11/1/18 $2,875,000.00 $165,978.89 $22,228.89 $143,750.00 $2,731,250.00 12/1/18 $2,731,250.00 $253,002.03 $20,436.24 $232,565.79 $2,498,684.21 1/1/19 $2,498,684.21 $158,135.08 $19,319.30 $138,815.79 $2,359,868.42 2/1/19 $2,359,868.42 $18,246.00 $18,246.00 $0.00 $2,359,868.42 3/1/19 $2,359,868.42 $16,480.26 $16,480.26 $0.00 $2,359,868.42 4/1/19 $2,359,868.42 $84,050.25 $18,246.00 $65,804.25 $2,294,064.17 5/1/19 $2,294,064.17 $109,040.05 $17,165.05 $91,875.00 $2,202,189.17 6/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/19 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/19 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/20 $2,202,189.17 $15,928.35 $15,928.35 $0.00 $2,202,189.17 4/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 6/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 7/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 8/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 9/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 10/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 11/1/20 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 12/1/20 $2,202,189.17 $16,477.61 $16,477.61 $0.00 $2,202,189.17 1/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 2/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 3/1/21 $2,202,189.17 $15,379.10 $15,379.10 $0.00 $2,202,189.17 4/1/21 $2,202,189.17 $17,026.86 $17,026.86 $0.00 $2,202,189.17 5/1/21 $2,202,189.17 $185,876.77 $16,477.61 $169,399.17 $2,032,790.00 6/1/21 $2,032,790.00 $185,116.27 $15,717.10 $169,399.17 $1,863,390.84 7/1/21 $1,863,390.84 $183,341.76 $13,942.59 $169,399.17 $1,693,991.67 8/1/21 $1,693,991.67 $182,496.75 $13,097.58 $169,399.17 $1,524,592.50 9/1/21 $1,524,592.50 $181,186.99 $11,787.83 $169,399.17 $1,355,193.34 10/1/21 $1,355,193.34 $179,539.23 $10,140.06 $169,399.17 $1,185,794.17 11/1/21 $1,185,794.17 $178,567.48 $9,168.31 $169,399.17 $1,016,395.00 12/1/21 $1,016,395.00 $177,004.22 $7,605.05 $169,399.17 $846,995.84 1/1/22 $846,995.84 $175,947.96 $6,548.79 $169,399.17 $677,596.67 2/1/22 $677,596.67 $174,638.20 $5,239.03 $169,399.17 $508,197.50 3/1/22 $508,197.50 $172,948.19 $3,549.02 $169,399.17 $338,798.33 4/1/22 $338,798.33 $172,018.68 $2,619.52 $169,399.17 $169,399.17 5/1/22 $169,399.17 $170,666.68 $1,267.51 $169,399.17 $0.00 5/1/22 Final Payment $278,221.39 $278,221.39 $0.00 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 Final